UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 3, 2011

SIGNATURE EYEWEAR, INC.

(Exact Name of Registrant as Specified in its Charter)

California	0-23001	95-3876317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

498 North Oak Street
Inglewood, CA 90302

(Address of Principal Executive Offices)

(310) 330-2700

(Registrant’s Telephone Number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01.          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 3, 2011, Signature Eyewear, Inc. (the “Company”) entered into an amendment to the lease of its principal executive offices in Inglewood, California.  The amendment extends the term of the lease for two and one half years through December 31, 2013.  The monthly rent has been reduced from $49,000 per month in June 2011 to an average of $42,200 per month during the extension.  The Company remains responsible for its share of the common area operating expenses.

The Company and its subtenants also extended the subleases of a portion of the Company’s facilities to expire concurrently with the expiration of the Company’s lease.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE EYEWEAR, INC.

Dated: June 7, 2011	By:	/s/ Michael Prince
Michael Prince
Chief Executive Officer